Data-Driven Digital Marketing Technology Partner for Large Global Brands April 2020 Exhibit 99.2

Disclaimer This investor presentation (“Investor Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Leo Holdings Corp. (“Leo”) and Digital Media Solutions, LLC (“DMS” or the “Company”). The information contained herein does not purport to be all-inclusive and none of Leo and DMS nor their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Investor Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. Forward-Looking Statements. Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or Leo’s or the Company’s future financial or operating performance. For example, projections of future EBITDA, Adjusted EBITDA, EBITDA Growth, EBITDA Margin, Pro Forma Adjusted EBITDA, Unlevered Free Cash Flow, Unlevered Free Cash Flow Conversion, Revenue, Revenue renewal rates, Capital Expenditures and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Leo and its management, and DMS and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including competition and general economic conditions for the Company and its management, and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Leo nor the Company undertakes any duty to update these forward-looking statements. Use of Projections. This Investor Presentation contains financial forecasts of the Company. Neither the Company’s independent auditors, nor the independent registered public accounting firm of Leo, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results. Additional Information. In connection with the Business Combination, Leo intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Leo will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This Investor Presentation is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Leo will send to its shareholders in connection with the Business Combination. Investors and security holders of Leo are advised to read, when available, the proxy statement/prospectus in connection with Leo’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of Leo as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Leo Holdings Corp., 21 Grosvenor Place, London SW1X 7HF, United Kingdom. Participants in the Solicitation. Leo and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Leo’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Leo’s directors and officers in Leo’s filings with the SEC, including Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020, as well as in the Registration Statement, which will include the proxy statement of Leo for the Business Combination. Shareholders can obtain copies of Leo’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov. No Offer or Solicitation. This Investor Presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 and otherwise in accordance with applicable law. The historical financial information is based on financials prepared pursuant to generally accepted accounting principles under standards established by the AICPA Auditing Standards Board. When the proxy statement/registration statement is filed with the SEC public company standards set by the Public Company Accounting Oversight Board will be applied which could lead to different financial results. In addition, certain historical financial information is based on unaudited estimates for certain periods, and the Company's actual historical financial information for those periods could differ materially from such estimates. 1

Table of Contents Business Overview 7 I. Financial Highlights 19 II. Business Combination III. 23 Appendix: Investment Highlights 27

Leo’s Investment Thesis Compelling Valuation Strong Management Team and Culture of Compliance Powerful Financial Engine with High FCF Conversion Proven M&A Playbook & Robust Pipeline Results-Driven Model Creates Sticky, Recurring Revenue Base Diversified Revenue Model Across High-Value Verticals Proprietary and 1st Party Data-Driven Technology Platform Large, Underpenetrated and Rapidly Growing TAM 1 2 3 4 5 6 7 8 2

1. Business Overview

Strategic Partner Providing Digital Marketing Tech to Large Brands DMS leverages its proprietary technology and data-driven processes to help large brands acquire their customers across high value verticals, including: We de-risk our partners’ marketing spend as we deliver customers, not just clicks and impressions We help marketers deploy digital ad spend to acquire customers via: Vertical Marketplaces where we attract consumer traffic via paid search placement and present relevant offers within our verticals; our customer acquisition model is highly flexible and has no algorithm risk Full-funnel customer acquisition programs (DMS attracts and converts customers on brand’s behalf) Our proprietary assets: Owned & operated websites Database of 150mm consumer profiles White Label Software Services Pay-for-performance partner: we are paid to deliver customers to brands and have proven our ability to do so 95% customer retention rate1 Proprietary data assets: database of 150mm consumer profiles built via historical ad spend on DMS platform – a significant barrier to entry $1.0bn+ of ad spend on DMS platform since 2012 Software as a service: white-label software tools that allow brands to track their marketing spend and consumer responses in real-time Sector agnostic model: DMS captures growth across verticals Insurance Consumer Finance Education Brands Home Services Health & Wellness What Do We Do? How Do We Do It? Why DMS Stands Out? 3 1. Reflects data through 2018. Retained clients in current year are defined as clients who generated sales in both the previous year and in the current year. % Revenue from retained clients for any given year is calculated as previous year revenue generated for retained clients in given year over the total revenue from the previous year. Data excludes trial clients, development billings, and clients with less than 4 months of activity.

Rapidly Growing Business Model A Powerful Financial Engine… …Driven by Delivering Tangible Results for Large Brands $340 ’20E Revenue $57 ’20E EBITDA $50 ’20E UFCF 25% ’17A-’19A Organic Revenue Growth 95%+ Customer Retention Rates 17% ’20E EBITDA Margin Financial Highlights ($ in mm) Operational Impact (Results Delivered to DMS Clients) $2.8bn in funded mortgages and personal loans 720k insurance policies resulting in > $615mm in initial insurance premiums >90k students enrolled Consumer Finance Insurance Education 4

Powerful Solutions Helping Brands Acquire Customers Key Comparables Business Mix (% of Revenue) Brand Direct Solutions Marketplace Solutions Other1 Attract consumer audiences on DMS owned websites relevant to specific verticals such as: consumer finance and home services Relevant client offers presented to consumers Convert consumer audiences to customers leveraging DMS proprietary data (targeting based on millions of precedent interactions) Refine DMS database in real time via 100% transparent feedback loop Customized programs whereby DMS controls marketing spend across channels (search, social, display, etc) DMS provides end-to-end capabilities to deliver customers to the brand DMS leverages its database to target the most likely customers and convert them to paying customers for our clients White label software products for clients Creates extremely sticky relationships due to embedded nature of product within client marketing processes Exclusive, long-term contractual relationships on software; leads to high ability to cross-sell solutions 1. Includes software and marketing services. Key Customers Health & Wellness Software Company Top 5 U.S. Nonprofit Leading Home Security Company Top 10 Fast Food Chain Fortune 100 Insurance Agency Fortune 100 Insurance Agency Top 3 U.S. Mortgage Lender Top 3 U.S. Auto Insurer Leading Home Security Company Top 100 U.S. University 5

Blue Chip Clients Across Diverse Verticals Insurance Consumer Finance Education Brands Home Services Health & Wellness 95% Customer Retention Rate Across DMS Portfolio 5 of the Largest U.S. Insurance Firms Across Home & Auto Top 3 U.S. Mortgage Lender Top 3 Consumer Reporting Company Top-tier Large Universities Large Learning Software Providers Leading Brands Across Numerous Verticals Including: Food, Travel, and Retail Among Others 2 of the Leading Home Security Companies in U.S. Numerous Direct-to-Consumer Health & Wellness Brands 6

DMS Stands Out in the Ecosystem Value to Large Marketers Critical Nature of Services Traditional Ad Agencies Performance Marketing Digital Marketing Consultants Digital Ad Platforms vs. deficiencies down the value chain No guarantee on customer delivery Focused on creative services Limited technology capabilities Low margin High growth but mass-market (not a partner) No guarantee on customer delivery Limited transparency on data Outsource execution to 3rd parties No guarantee on customer delivery Transparent ROI Measurement Predictive Capabilities Clear Attribution of $ Spent vs. Customers Acquired Technology-first / Embedded with Marketing Departments Marketers are Increasingly Demanding Partners that can Prove Clear ROI on Ad Spend 7

DMS Embedded as Trusted Partner to Large-Scale Marketers Lowered Customer Acquisition Costs by ~10% Lowered Customer Acquisition Costs by ~15% Lowered Customer Acquisition Costs by ~5% Increased Application Rates by ~20% DMS proprietary marketing technology software integrated into company’s marketing department DMS also provides leads from DMS owned & operated websites DMS provides leads via owned and operated websites Deeply integrated into DMS proprietary click marketplace with customized consumer targeting DMS provides leads across DMS vertical marketplace and other direct branded customer acquisition programs DMS provides leads via vertical marketplace and branded customer acquisition programs Enabling predictive ROI on marketing spend consistently Operationalized compliance procedures Deploying Data Driven Processes and Technology to Outperform Performance Targets Fortune 100 Insurance Agency Top 3 U.S. Auto Insurer Top 100 U.S. University Top Ranked Home Services Company 8

DMS Has Clear Points of Differentiation Proprietary Data Assets Software Tools Embed DMS with Customers Indexing & Storage x Validation Lead Delivery Lead Disposition Tracks User Interaction White Label Software-as-a-Service Tools Over 150mm consumer profiles built over a decade via $1bn+ ad spend developed on DMS platform Long-term software agreements elevate DMS status as trusted partner to large brands Real-time KPI Tracking Seamless 3rd Party Integration Cross Channel Attribution ✔ Sector Agnostic Expertise Insurance Consumer Finance Education Health & Wellness Other Brands / Verticals 36% 11% 13% 8% 32% Allows DMS to capture rising digital ad spend across verticals % of Revenue1 Channel Agnostic Expertise No algorithm risk and multiple distribution channels Purchases by Distribution Channel2 Paid Media Email Affiliate Display / Native Other 25% 24% 21% 18% 12% 9 1. Reflects 2019 pro forma revenue for acquisitions. 2. 2019 data as of August 31, 2019.

Note: Market data as of 4/22/2020. Large, Rapidly Growing TAM with Significant Tailwinds Rising Digital Ad Spend Global Digital Ad Spend Growth Marketing Spend Still Under-Indexed Relative to Consumer Time Spent on Internet TV Ad Spend Internet Ad Spend (Inc. mobile) ’15A-’18A: 21% ’19E-’23E: 12% 50% under indexed vs. time viewed 33% over-indexed vs. time viewed Large Digital Ad Spend Across Verticals Market Recognition of Performance Marketing Growth Average Market Share Price Performance Autos Financial Services Insurance Health & Wellness Education 10 LTM to Pre-COVID Date as of 2/19/20 LTM to Current Date

COVID-19 Commentary Significant portion of revenue comes from verticals that are in the early stages of transition to digital and continue on elevated growth trajectory Countercyclical verticals with limited impact to client activity Certain marketplace solutions have been impacted, however DMS is committed to being disciplined on cost side and has multiple levers to align expenses Insurance Brands Health & Wellness 1 2 Education 3 Consumer Finance Diversified Resilient Business Model Performing in the Current Environment Vertical Only represented ~11% of 2019 revenue 11

2. Financial Highlights

Proven Ability to Grow Organically Organic revenue growth has accelerated due to significant investments in platform 25% ’17-’19 Organic CAGR Investments provide increased ability to cross-sell leads, enhanced software capabilities, and improve proprietary technology systems 9 M&A deals completed since 2016 with an average EV / EBITDA multiple of 5.1x Based on current EBITDA of the acquired assets, the effective multiple would be 3.8x Strategic expansion of key client accounts across the DMS ecosystem while continuing to execute on plan to go direct and disintermediate agencies Industry diversification; significant growth opportunities in the DMS Insurance and Performance Affiliate Commentary / Guidance ($ in millions) Revenue ($ in millions) EBITDA ($ in millions) UFCF % Margin % Conversion ‘17-’19 Actuals CAGR: 88% ’20-’21 CAGR: 25% ’20-’21 CAGR: 32% ’17-’19 Actuals CAGR: 73% Actuals Pro Forma for Acquisitions 12

Q1 Performance Update Revenue Gross Profit EBITDA Diversified Resilient Business Model Performing in the Current Environment +28% Positive shift in business mix towards brand direct solutions Most verticals stable and continue to grow Insurance continues to represent significant portion of revenue Consumer finance vertical down from 2019, though expect recovery in 2H20 Spending continues to get more efficient with new consumer experiences Able to shift expenses real-time to manage ad-spend vs. inventory Benefitting from shifting mix, leading to efficiencies in delivery to advertisers +22% EBITDA Margin +14% 13

Attractive Free Cash Flow Generation Commentary Strong FCF conversion provides capital for further investment in the business or acquisitions Adjustments Annualized cost savings resulting primarily from Ad Network reorganization Annualized cost savings related to redundant technology infrastructure at acquired companies One-time transaction expenses related to UE acquisition EBITDA generated by acquired entities (primarily UE.com) prior to closing Minimal Corporate Capital Expenditures requirement; primarily associated with software development 1 2 3 4 5 Unlevered FCF Build ($ in millions) 2019A 2020E Total Standalone EBITDA $34 $51 (+) Pro Forma Cost Savings 2 3 (+) UE Technology Synergies 3 3 (+) Transaction Expenses 4 -- (+) Acquisitions 9 -- Pro Forma Adjusted EBITDA $53 $57 (-) Capital Expenditures ($7) ($7) Unlevered Free Cash Flow $46 $50 % Conversion 87% 88% 1 2 3 4 5 14

AdTech AdTech Marketplaces Marketplaces Core Core Marketplaces Core DMS Benchmarks Well Against Peer Universe Source: Wall Street Research, Company Filings, Factset Estimates. Market Data as of 4/22/2020. 1. Reflects 2019 pro forma revenue for acquisitions. 2. UFCF defined as EBITDA – Capex. 3. Core comparables include EverQuote, LendingTree, and QuinStreet. 4. Marketplaces comparables include eHealth, Angi HomeServices, and CarGurus. 5. AdTech comparables include LiveRamp and TradeDesk. ’19A-’21E Revenue CAGR ‘20E EBITDA Margin ‘20E FCF Conversion 4 4 4 3 3 3 5 5 5 2 AdTech 15 1

3. Business Combination

FV / 2020E EBITDA FV / 2021E EBITDA Compelling Valuation Source: Wall Street Research, Company Filings, Factset Selected Estimates. Median estimates based on updated financial projections of peers since outlooks were revised in late March. EverQuote and LiveRamp calculated using median consensus estimates, for lack of sufficient updated data points. Market Data as of 4/22/2020. 1. Based on Calendar Year EBITDA for all companies. 2. Based on 2021E multiples since EverQuote’s 2020E multiples are non-meaningful. 3. UFCF defined as EBITDA – Capex. Firm Value / EBITDA1 Firm Value / 2020E UFCF3 Marketplaces Core Peers AdTech Firm Value / 2020E Revenue 2 FV / 2020E UFCF 16

Detailed Transaction Overview 1. Assumes $10mm repayment of debt and $30mm contribution to the balance sheet at close. 2. Assumes 0% redemptions. 3. Reflects current cash in trust as of 2/12/2020. $200mm minimum cash condition inclusive of PIPE proceeds Sellers subject to 6-month lock-up on residual stake / 1-year lock-up for Leo founder shareholders subject to certain exceptions Management and Clairvest will have over 50% ownership of voting interests Illustrative Pro Forma Valuation Pro Forma Economic Ownership Other Key Terms/Timeline Sources and Uses2 ($ in millions) ($ in millions) Management: 24% Clairvest: 20% 17

Board Composition Joe Marinucci Fernando Borghese Lyndon Lea Co-Founder & CEO of DMS Previously Executive Board Member of LeadsCouncil Co-Founder & COO of DMS Current Board Member of LeadsCouncil Chairman & CEO of Leo Holdings Previously served on the boards of Aber Corp, Premier Foods and Yell Robert Darwent Jim Miller Robbie Isenberg CFO of Leo Holdings Currently serves on board of Loungers PLC General Counsel and Corporate Secretary at Clairvest Group Serves on the board of Head Digital Works (Ace2Three) and plays an active transaction execution role in all of Clairvest’s investment transactions Managing Director at Clairvest Group In addition to DMS, has served on the board of Cieslok Media, KUBRA and Lyophilization Services of New England Other portfolio companies include New Meadowlands Racetrack Mary Minnick Chairperson of Board Formerly Global President of Marketing, Strategy and Innovation at The Coca-Cola Corporation Currently serves on the boards of Target Corporation and Glanbia PLC, and previously served on the boards of Heineken and WhiteWave Foods 18

Appendix: Investment Highlights

Key Investment Highlights Positioned well within large, underpenetrated and rapidly growing total addressable market with significant tailwinds Proprietary and data-driven technology platform paired with owned and operated websites power the DMS ecosystem and provide a competitive advantage Proven client value across high-value verticals with high diversification and limited exposure to single industry ROI driven model provides accountability and transparency to the digital marketing process, driving high client retention Selected accretive acquisitions along with exceptional pipeline of sourced targets have positioned the Company for accelerated growth and success Powerful financial engine that drives high FCF conversion compared to peers Best-in-class management team committed to strong compliance and monitoring initiatives that drive client collaboration and wins 1 2 3 4 5 6 7 19

Large, Underpenetrated and Rapidly Growing >$150bn TAM Source: eMarketer, Forrester, Statista, PulsePoint and Facebook. 1. Consists of CPG and Consumer Products. 1 Key Tailwinds Consumers increasing time spent on digital channels Marketing spend under-indexed relative to time spent on internet Recession resilient – marketers will switch spending where Results are measurable Fixed cost advertising maximizes ROI Demand for granular, 1-to-1 targeting of customers Discoverability of accessible high intent audiences to maximize conversion rate DMS' Current Addressable Market Financial Services >$15bn 2019E US Digital Ad Spend by Vertical Automotive >$16bn Brand(1) >$11bn Education >$2bn Healthcare >$4bn Insurance >$9bn Other Verticals>$50bn Shift to Digital Global Digital Ad Spend Growth Marketing Spend Still Under-Indexed Relative to Consumer Time Spent on Internet TV Ad Spend Internet Ad Spend (Inc. mobile) ’15A-’18A: 21% ’19E-’23E: 12% 2020 TAM : ~$150bn 50% under indexed vs. time viewed 33% over-indexed vs. time viewed 20

Proprietary and 1st Party Data-Driven Technology Platform 2 Proprietary Technologies Real Time Bidding Click Marketplace Publisher Advertiser Transparent Bidding Process SaaS Software Proprietary Consumer Engagement Technology Tracks All User Interactions Click and Lead Routing Call Routing Proprietary Consumer Engagement Tracking Technology Data Warehouse Indexing and Storage Validation Lead Enhancement Permissions/Routing 1.4bn+ Monthly Ad Unit Impressions Data Feedback Loop and Integrated Technology Stack x Lead Disposition Lead Delivery 150mm+ Consumer Profiles Allows clients to track KPIs in real time from all marketing channels Provides advertisers with tools to seamlessly integrate with multiple third parties Cross-Channel Attribution Dashboard 21

Diversified Revenue Model Across High-Value Verticals 3 Consolidated Revenues by Vertical1 Key Statistics1 1. Reflects 2019 pro forma revenue for acquisitions. 2. 2019 data as of August 31, 2019. Purchases by Distribution Channel2 Top 20 Customers Account for ~45% of Total Sales Service ~5,000 SMB’s via the Agents Inside DMS’ Biggest Insurance Customers No Customer Represents More Than 6% of Total Sales Largest Portion of Distribution ~25% (Paid Media) 22

Results-driven Model Creates Sticky, Recurring Revenue Base 4 Previous Year Revenue from Retained Clients1 Commentary 129 164 275 ROI driven model provides accountability and transparency to the digital marketing process, driving high client retention DMS revenues driven by client success Deeply embedded in clients’ marketing processes, creating a highly sticky revenue profile with significant switching costs ROI across multiple distribution channels Driven by breadth of offering, mission-critical nature, data quality, continuous innovation, and client service Company continues to experience new clients growth through: Expansion of platform and capabilities Vertical diversification Tuck-in acquisitions # Clients Represented 1. Retained clients in current year are defined as clients who generated sales in both the previous year and in the current year. % Revenue from retained clients for any given year is calculated as previous year revenue generated for retained clients in given year over the total revenue from the previous year. Data excludes trial clients, development billings, and clients with less than 4 months of activity. 23

Proven M&A Playbook and Robust Pipeline 5 Target Aspects Attributes All self-sourced from strong industry relationships Accretive and delevering Ability to integrate into DMS platform and extract synergies DMS able to accelerate growth inside the DMS platform Attractive EV/LTM EBITDA multiples (Historical average of 5.1x) Based on current EBITDA of the acquired assets, the effective multiple would be 3.8x Supports talent acquisition 9 M&A deals completed since 2016 Enhance Digital Distribution Capabilities Add / Strengthen Verticals Education Brand Consumer Finance Insurance Career Health and Wellness Automotive Home Services M&A Pipeline by Focus Area M&A Pipeline by Financial Statistics1 Call Center Email SMS Affiliate Search Social Native Ads Programmatic Display Strengthen Technology Platform SMS Tech Websites / Content M&A Pipeline Details Gig Economy $32 $5 Average Note: Dollars in millions. 1. DMS assumptions and available data for 2019. 24

Powerful Financial Engine with High FCF Conversion 6 Source: Wall Street Research, Company Filings, Factset. Note: Market Data as of 4/22/2020. 1. Core Peers include LendingTree, EverQuote, and Quinstreet; 2. Reflects 2019 pro forma revenue for acquisitions. Revenue CAGR2 (’19-’21) EBITDA Margin (’20E) FCF Conversion (’20E) Peer Average1 17% 17% 88% 9% 10% 86% 25

18+ 16+ 20+ Fernando Borghese Co-Founder and COO Joe Marinucci Co-Founder and CEO Strong Management Team and Culture of Compliance 7 Randy Koubek CFO Instant notification of changes made to internal and affiliate sites to ensure compliance Documented affiliate onboarding processes Compliance procedures to assist in mitigating risk Audit affiliates to ensure compliance with CAN-SPAM Defined process for website onboarding Internal QA scoring and reporting Compliance audits (TCPA) Issue research and breakdown discovery Policy and procedure modification Data source auditing and seeding Local number portability check Compliance checkpoints Legal, Compliance and IT working group Compliance Remediation Process Website Launch Process SMS Opt-Out and Compliance Process Vendor Management Process PerformLine Website Audits Suppression Mgmt. Consolidation Cybersecurity Call Center Management Oversees review process from affiliate management team for SMS and email Messaging Creative Review Process Capture consent on all internal websites Consent Checks Compliance Initiatives, Monitoring/Audit Tools 130+ years of Combined Experience 15+ 13+ 20+ 14+ 17+ 20+ 18+ 20+ Ryan Foster General Counsel and EVP of Compliance Jason Rudolph CTO Matthew Goodman Co-Founder and CIO Jonathan Katz Chief Media Officer Joey Liner CRO 26

Top 20 Customer Sales Evolution ($ in millions) Revenue by Vertical Insurance Education Consumer Finance Brand Other1 2017-2019 CAGR 75% 216% 116% 77% 29% 71% Of 2019A’s Top 20 Customers That Spend an Average of $6.9mm, 16 of Them Were Customers in 2017 and Spent an Average of $2.6mm, with the Difference Representing New Logo Wins in 2018 1. Other includes Health and Wellness, Marketing and Other. Avg. Revenue / Customer # of Customers 27